Related Party Transactions	12 Months Ended
Dec. 31, 2024
Notes to Consolidated Financial Statements [Abstract]
Related Party Transactions

 Note 26 | Related party transactions

Sales and Purchases of Goods

We sell potash outside Canada and the US exclusively through Canpotex. Canpotex sells potash to buyers, including Nutrien, in export markets pursuant to term and spot contracts at agreed-upon prices. Our total revenue is recognized at the amount received from Canpotex representing proceeds from their sale of potash, less net costs of Canpotex. Sales to Canpotex are shown in Note 3. The receivable outstanding from Canpotex is shown in Note 12 and arose from sale transactions described above. It is unsecured and bears no interest. Any credit losses held against this receivable are expected to be negligible. Purchases from Canpotex in 2024 were $146 million (2023 – $92 million).

As at December 31	2024	2023
Receivables from Canpotex	122	162
Payables to Canpotex	66	64

Key Management Personnel Compensation and Transactions with Post-Employment Benefit Plans

	2024	2023
Salaries and other short-term benefits	12	10
Share-based compensation	6	(7)
Post-employment benefits	2	2
Termination benefits	4	2
	24	7

Disclosures related to our post-employment benefit plans are shown in Note 21.